UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                February 11, 2004
                                _________________



                            SPORT SUPPLY GROUP, INC.
                            ________________________
             (Exact name of registrant as specified in its charter)



       Delaware                     001-10704                   75-2241783
     ______________                ___________                 _____________
    (State or Other                (Commission                 (IRS Employer
    Jurisdiction of                File Number)             Identification No.)
     Incorporation)


                1901 Diplomat Drive, Farmers Branch, Texas 75234
                __________________________________________________
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (972) 484-9484
                                                           ______________


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ITEM 7: EXHIBITS

Exhibit No.         Description
___________         ___________

99.1 Press Release of Sport Supply Group, Inc. dated February 11, 2004 (furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and not deemed incorporated by reference in any filing under the Securities Act of 1934, as amended)

ITEM 12: RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 11, 2004, Sport Supply Group, Inc., a Delaware corporation (the "Company"), filed with the Securities and Exchange Commission (the "Commission"), a Press Release discussing its financial results for the quarter ended December 26, 2003. A copy of the Press Release is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

The information in this report is being furnished pursuant to Item 12 Results of Operations and Financial Condition. In accordance with General Instruction B.6 of Form 8-K, the information in this report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended. The furnishing of the information set forth in this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 11, 2004

                                                    SPORT SUPPLY GROUP, INC.

                                                    By:  /s/ Robert K. Mitchell
                                                         _______________________
                                                         Robert K. Mitchell
                                                         Chief Financial Officer

                                                           Index to Exhibits


Exhibit No.          Description
___________          ___________

99.1 Press Release of Sport Supply Group, Inc. dated February 11, 2004 (furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and not deemed incorporated by reference in any filing under the Securities Act of 1934, as amended)